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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 6, 2001.
                                                         --------------


                               PLANET ZANETT, INC.
                     --------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                      0-32315                56-4389547
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


                 135 East 57Th Street, 15Th Floor, New York, NY     10022
                 ----------------------------------------------     -----
                     (Address of principle executive offices)     (Zip Code)


                                  212-980-4600
                                  ------------
                         (Registrant's telephone number)


                                       N/A
      --------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                   ------------------------------------------

                     Exhibit Index appears on Page 4 hereof

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                               PLANET ZANETT, INC.
              FORM 8-K RELATING TO ITEM 4: CHANGES IN REGISTRANT'S
                              CERTIFYING ACCOUNTANT


ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 6, 2001, the board of directors of Planet Zanett, Inc. (the "Company") approved the dismissal of BDO Seidman, LLP ("BDO") as principal accountant for the Company. No report provided by BDO during the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent period, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In connection with the audit of the fiscal year ended December 31, 2000 BDO advised the registrant of deficiencies in internal accounting controls due in large part to a lack of financial reporting and accounting expertise. Since completion of the audit the Company hired a chief financial officer and believes these deficiencies have been remedied.

         On August 6, 2001, the board of directors of the Company approved the engagement of Deloitte & Touche LLP ("Deloitte & Touche") as the new principal accountant to audit the Company's financial statements as of and for the year ending December 31, 2001. During the Company's two most recent fiscal years and the subsequent period prior to such engagement, the Company has not consulted Deloitte & Touche nor has Deloitte & Touche provided any advice regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

         BDO reviewed the disclosure provided in this Form 8-K prior to its filing with the Securities and Exchange Commission.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   PLANET ZANETT, INC.



Date: August 8, 2001                          By:  /s/ David M. McCarthy
                                                 -------------------------------
                                                 Name:   David M. McCarthy
                                                 Title:  Chief Executive Officer








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                                  EXHIBIT INDEX
                                  -------------

         Exhibit No.          Description
         -----------          -----------

         16.1 Letter from BDO Seidman, LLP stating that it has reviewed the Form 8-K and has no objection to the statements made within it.